                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Stephen T. Joyce
                                Glenn D. Lammey
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Stephen T. Joyce                                  Dated as of February 15, 2008
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       Stephen T. Joyce
By:    /s/ Glenn D. Lammey                                   Dated as of February 15, 2008
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       Glenn D. Lammey
By:    /s/ John C. Walters                                   Dated as of February 15, 2008
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of February 15, 2008
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of February 15, 2008
       ----------------------------------------------------
       David M. Znamierowski

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 15, 2008
Filed on Form N-6
File Numbers:

333-148814
333-148817
333-131135
333-50280
333-94617
333-88261
33-89990
33-53692
333-07465
333-109529
333-109530
333-110550
333-127379